HANCOCK HOLDING COMPANY
ANALYST
DAY
October 5, 2009

2

Hancock Holding Company
Hancock Holding Company
Analyst Day
Analyst Day
Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about a company’s anticipated future financial performance. This act provides a safe harbor for such disclosure which protects the companies from unwarranted litigation if actual results are
different from management expectations. This presentation
contains forward-looking statements & reflects management’s
current views & estimates of future economic circumstances,
industry conditions, company performance, & financial results.
These forward-looking statements are subject to a number of
factors & uncertainties which could cause the company’s actual results & experience to differ from the anticipated results &
expectations expressed in such forward-looking statements.
Safeharbor Statement

3

Hancock Holding Company
Hancock Holding Company
Analyst Day - Agenda
Analyst Day - Agenda
* Welcome & Introductions
* CEO Overview
* Lines of Business Presentations
 - Retail
- Credit Administration
- Wealth Management
- Commercial
* Summary
* Expansion Opportunities
* Economic Outlook

4

Hancock Holding Company
Hancock Holding Company
Credit Ratings:
* Moody’s (A-2)
* DBRS (Sr. A-low)
 Hancock Bank: Est. 1899
Financial Offices: 157
ATMs: 137
Trust Assets: $7.7 Billion
Assets: $7.05 Billion
 Assets Under Mngt: $2.6 Billion
Analyst Day
Analyst Day

Hancock Holding Company
Hancock Holding Company
Investing in HBHC
Investing in HBHC
HBHC weathering the crisis …
▪ Strong Capital & No Gov’t Bailout
▪ Proactive Asset Quality Stance
▪ Markets Insulated But Not Immune
▪ Ample Liquidity
▪ Earnings Potential

Hancock Holding Company
Hancock Holding Company
Analyst Day
Analyst Day
➢ Ranked one of the safest & strongest banks for 79

 consecutive quarters (BauerFinancial June-2009)

➢ Ranked in the top 10 best banks two years in a row

 (Bank Director Magazine 1Q-2009)

➢ Top 100 Most Trustworthy Companies

 (Forbes April-2009)

➢ Ranked #12 out of the top 100 mid-tier banks
 based on 3-yr. average of ROE (U.S. Banker August-2009)

7

Hancock Holding Company
Hancock Holding Company
Analyst Day
Analyst Day
HBHC
MANAGEMENT
TEAM

Analyst Day - HBHC Management Team
Analyst Day - HBHC Management Team
Hancock Holding Company
Hancock Holding Company
 Carl Chaney
 Age
 Banking
 Member
 President & CEO
 47
 John Hairston
 CEO & Chief Operating Officer
 Experience (Yrs)
 Ricky Hill
 EVP - Retail Banking
 Mike Achary
 EVP - Chief Financial Officer
 45
 49
 53
 24
 20
 25
 35

Analyst Day - HBHC Management Team
Analyst Day - HBHC Management Team
Hancock Holding Company
Hancock Holding Company
 Member
 Age
 43
 Banking
 Experience (Yrs)
 21
  Ed Francis
 EVP - Commercial Banking
 Shane Loper
 EVP & Chief Operations Officer
  Gerry Dugal
 SVP - Treasurer
  Sam Kendricks
 SVP - Chief Credit Policy Officer
 43
 50
 46
 17
 28
 23
 Clif Saik
 EVP - Wealth Management
 56
 25

10

Hancock Holding Company
Hancock Holding Company
➢ Capital Preservation
Strategic Focus Points:
➢ Acquisition Opportunities

➢ Top Quartile Performance
 ▪ Franchise
 ▪ Customers
 ▪ Associates
➢ Keep the Company Safe

Analyst Day
Analyst Day

Economy & Unemployment
Economy & Unemployment
Hancock Holding Company
Hancock Holding Company
➢ Unemployment Peaks @ 10.0% between

 4Q-2009 and 1Q-2010
➢ Economic Growth Forecasted for 2H-2009,
 2010 & 2011
➢ HBHC MSA’s Not Immune to National
 Recession

Economy & Unemployment
Economy & Unemployment
Hancock Holding Company
Hancock Holding Company
➢ Fed Funds Target Rate:

  * 0.25% (2H-2009)

  * FOMC Increases FF Rate (3Q-2010)

➢ Credit Markets “Thawing”:

  * 3-Month LIBOR @ 0.29%

Economic Forecast
Economic Forecast
Hancock Holding Company
Hancock Holding Company
13
Bloomberg Survey
Selected Indicators	Current	Q3 2009	Q4 2009	Q1 2010	Q2 2010	2010 avg.	2011 avg.
GDP	-1.0%	2.9%	2.2%	2.4%	2.5%	2.4%	2.9%
Unemployment Rate	9.7%	9.7%	10.0%	10.0%	9.9%	9.8%	8.8%
Core PCE Prices (y/y)	1.4%	1.4%	1.4%	1.3%	1.3%	1.4%	1.9%
Bloomberg Survey
Selected Indicators/Securities	Current	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Fed Funds Futures	0.16%	0.16%	0.18%	0.33%	0.58%	1.01%	1.43%	na
Fed Funds Target Rate	0.25%	0.25%	0.25%	0.25%	0.25%	0.57%	1.00%	1.50%
3-month LIBOR	0.29%	0.40%	0.46%	0.54%	0.70%	1.10%	1.59%	2.06%
Spread (3M LIBOR - Fed Funds)	0.04%	0.15%	0.21%	0.29%	0.45%	0.53%	0.59%	0.56%
US Treasury 2-year	0.99%	1.00%	1.20%	1.40%	1.60%	1.85%	2.15%	2.50%
US Treasury 10-year	3.46%	3.55%	3.70%	3.88%	4.00%	4.13%	4.33%	4.50%
Spread (10 yr yield - 2 yr yield)	2.46%	2.55%	2.50%	2.48%	2.40%	2.28%	2.18%	2.00%
As of September 10, 2009, 55 replies

14

Regional Markets - Better Than National Avg.
Regional Markets - Better Than National Avg.

➢ HBHC Local Markets**

▪ Gulfport / Biloxi:
▪ Pascagoula:

▪ Hattiesburg:

▪ Alexandria:
7.7%

8.6%

8.3%

7.7%

7.7%

7.7%

11.1%

9.5%

▪ Baton Rouge:

▪ New Orleans:
▪ Mobile:
▪ Pensacola:
7.4%

▪ Tallahassee:
Hancock Holding Company
Hancock Holding Company
➢ U.S. Unemployment Rate*: 9.8%

* US unemployment data as of September-09
**MSA data as of  August-09
Source: Bureau of Labor & Statistics

15

Hancock Holding Company
Hancock Holding Company
Analyst Day - Credit Administration
Analyst Day - Credit Administration
➢ Loan Portfolio Composition
➢ Loan Approval Process
➢ Asset Quality

16

Hancock Holding Company
Hancock Holding Company
Loan Approval Process:
Analyst Day - Credit Administration
Analyst Day - Credit Administration
➢ Consumer & Sm. Business

➢ Commercial Lending

  - Regional Credit Officers

➢ Relationship-Based Credits
➢ Credit Oversight

17
17
Hancock Holding Company
Hancock Holding Company
Loan Portfolio (2Q-09 EOP)
Loan Portfolio (2Q-09 EOP)
Commercial Non- RE
Consumer
Consumer
Direct
Cons. Finance
Mortgage
Commercial RE Secured
Total Loans $4.320 Billion
Total Loans $4.320 Billion
Construction & Land Dev
Indirect
Total
Total
Municipal Loans
Lease Financing
Total
Total
$495mm
18%
$568mm
21%
$1,137mm
41%
$483mm
18%
$63mm
2%
$2,746mm
$2,746mm
Commercial
Commercial
$169mm
11%
$425mm
27%
$111mm
7%
$450mm
29%
$1,574mm
$1,574mm
Home Equity
$419mm
26%

18
18
Hancock Holding Company
Hancock Holding Company
Construction & Land Dev. (2Q-09 EOP)
Construction & Land Dev. (2Q-09 EOP)
Residential Const.
LA
LA
Commercial N-Own/Occ.
Commercial Own/Occ.
Total Const/Land
Total Const/Land
Land Development
Lots
$48
$58
$55
$77
$57
Construction/Land (000)
Construction/Land (000)
 $100mm
 $88mm
 $192mm
 $104mm
$568mm
$568mm
 $84mm
MS
MS
AL
AL
FL
FL
Total
Total
$29
$29
$20
$97
$40
$2
$9
$7
$7
$2
$5
$4
$6
$11
$5
$295
$295
$215
$215
$27
$27
$31
$31

19
19
Hancock Holding Company
Hancock Holding Company
Commercial Real Estate (2Q-09 EOP)
Commercial Real Estate (2Q-09 EOP)
CRE Term Own/Occ.
LA
LA
CRE LOC Own/Occ.
CRE Term N-Own/Occ.
Total CRE Secured
Total CRE Secured
CRE LOC N-Own/Occ.
$257
$315
$30
$35
Commercial RE (000)
Commercial RE (000)
 $490mm
$65mm
$52mm
$1,137mm
$1,137mm
 $530mm
MS
MS
AL
AL
FL
FL
Total
Total
$227
$128
$31
$16
$23
$20
$4
$0
$23
$27
$0
$1
$637
$637
$402
$402
$47
$47
$51
$51
Leasing
Municipal
$1
$188
$63mm
$483mm
$58
$217
$3
$6
$1
$72

Hancock Holding Company
Hancock Holding Company
Non Performing Assets
Non Performing Assets
$
43.1
$
19.8
$
16.6
$
10.5
$
8.8
$
6.1
$
4.2
$
5.2
$
9.8
$
15.4
$
8.8
$
35.3
$
24.0
$
44.2
1.01
%
0.35
%
0.29
%
0.20
%
0.13
%
0.16
%
0.25
%
0.28
%
0.43
%
0.46
%
0.52
%
0.59
%
0.83
%
1.04
%
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
NPAs
NPAs % Loans

Hancock Holding Company
Hancock Holding Company
Net Charge-Offs
Net Charge-Offs
$
16.0
$
7.1
$
4.2
$
12.6
$
1.5
$
2.4
$
1.9
$
1.5
$
1.5
$
2.6
$
3.0
$
0.1
$
2.9
$
2.5
1.50
%
0.67
%
1.20
%
0.42
%
0.27
%
0.32
%
0.26
%
0.21
%
0.18
%
0.18
%
0.19
%
0.34
%
0.40
%
0.10
%
($3.5)
($1.5)
$0.5
$2.5
$4.5
$6.5
$8.5
$10.5
$12.5
$14.5
$16.5
$18.5
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
-0.15%
0.05%
0.25%
0.45%
0.65%
0.85%
1.05%
1.25%
1.45%
1.65%
1.85%
2.05%
2.25%
2.45%
Net Charge-Offs
Net Charge-Offs % Loans

22

Hancock Holding Company
Hancock Holding Company
Analyst Day - Retail Banking
Analyst Day - Retail Banking
➢ Consumer Segmentation

 of the Customer & Prospect

 Universe
➢ Hancock Hospitality
➢ Sm. Business & Affluent Focus

23

Hancock Holding Company
Hancock Holding Company
Analyst Day - Commercial Banking
Analyst Day - Commercial Banking
➢ Relationship Focused
➢ Incentive Compensation Plan
➢ Credit Demand / Opportunities

24

Hancock Holding Company
Hancock Holding Company
Analyst Day - Wealth Management
Analyst Day - Wealth Management
➢ Integrated, Relationship-Based:

 ▪ Private Banking
 ▪ Trust
 ▪ Investments
 ▪ Insurance
➢ Fee Goals:
 ▪ % of Non-Interest Income
 ▪ % of HBHC Earnings

HANCOCK HOLDING COMPANY
EXPANSION
OPPORTUNITIES

Hancock Holding Company
Hancock Holding Company
LA
LA
MS
MS
AL
AL
FL
FL
Gulf South Growth Opportunities
Analyst Day - Expansion Opportunities
Analyst Day - Expansion Opportunities
Lake
Charles
Lake
Charles
Lafayette
Lafayette
Houma
Houma
Birmingham
Birmingham
Montgomery
Montgomery
Panama City
Panama City
Tallahassee
Tallahassee
Jacksonville
Jacksonville
Orlando
Orlando
Tampa
Tampa

27

➢ FDIC - Assisted
➢ Selected Markets
➢ Whole Bank
Hancock Holding Company
Hancock Holding Company
Analyst Day - Expansion Opportunities
Analyst Day - Expansion Opportunities

HANCOCK HOLDING COMPANY

HANCOCK HOLDING COMPANY
QUESTIONS
&
ANSWERS

30

Hancock Holding Company
Hancock Holding Company
2009  Analyst Day
2009  Analyst Day
Carl J. Chaney - President & CEO
 carl_chaney@hancockbank.com
Michael M. Achary - EVP & CFO
 michael_achary@hancockbank.com
Paul D. Guichet - VP, Investor Relations
 paul_guichet@hancockbank.com
Hancock Holding Company
P.O. Box 4019, Gulfport, MS 39502
P.O. Box 4019, Gulfport, MS 39502
Phone: 228.868.4000 or 1.800.522.6542
Phone: 228.868.4000 or 1.800.522.6542
HancockBank.com
John M. Hairston - CEO & Chief Operating Officer
 john_hairston@hancockbank.com